SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS (Policies)	12 Months Ended
Dec. 31, 2017
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS
Basis of preparation

        Basis of preparation—These consolidated financial statements were prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB").

        These consolidated financial statements are prepared on a historical cost basis, unless disclosed otherwise. Historical cost is generally based on the fair value of the consideration given in exchange for goods and services.

        Amounts in the consolidated financial statements are stated in millions of Russian Rubles ("RUB million"), unless indicated otherwise.

        These consolidated financial statements have been prepared on the assumption that the Group is a going concern and will continue in operation for the foreseeable future.

Basis of consolidation

        Basis of consolidation—The consolidated financial statements incorporate the financial statements of the Company and entities controlled by the Company. Control is achieved only where the Company has the power over the entity, is exposed and has rights to variable returns, and is able to use the power to affect its amount of variable returns. The results of the controlled entities acquired or disposed of during the reporting period are included in the consolidated financial statements from the date, the Group achieves control over the entity, or until the date on which the Company ceases to control the entity. If necessary, the accounting policies of controlled entities' are aligned with the accounting policy applied by the Group. All intra-group balances, income, expenses and cash flows are eliminated on consolidation.

        Those entities where the Group exercises significant influence are recognized as associates and accounted for using the equity method. Significant influence is the power to participate in the financial and operating policy decisions of the investee but is not control or joint control over those policies. These entities are recognized at cost at the time of acquisition and adjusted thereafter to recognize the Group's share of the profit or loss and other comprehensive income. The carrying amount of the investment in such entities may include goodwill as the positive difference between the cost of the investment and Group's proportionate share in the fair values of the entity's identifiable assets and liabilities. The carrying amount of the investment accounted for using the equity method is tested for impairment provided there are indications of impairment. If the carrying amount of the investment exceeds its recoverable amount, an impairment loss is recognized in the amount of the difference. The recoverable amount is measured at the higher of fair value less costs of disposal and value in use. The Group presents its share in profits or losses in associates within operating profit if those interests are viewed as part of Group's core operations. As of December 31, 2017, only MTS Belarus was considered to be a part of Group's core operating activity. Shares in profits and losses of other Group's associates were presented as non-operating items.

        The Group has joint operations with MTS Bank, a Group's associate, relating to the development of the MTS Dengi project and Vimpelcom, relating to construction of LTE base stations. Joint operations are characterized by the fact that the operators that have joint control over the arrangement have a right to the assets, and obligations for the liabilities, relating to the arrangement. Respectively, each operator accounts for its share of the joint assets and its agreed share of any liabilities, and recognizes its share of the output, revenues and expenses incurred under the arrangement.

        Investments in shares of the companies over which the Group does not have control or an ability to exercise significant influence are accounted for under the cost method. The Group does not evaluate cost-method investments for impairment unless there is an indicator of impairment.

        Effective ownership interests in the Group's significant subsidiaries were the following:

	Accounting method	December 31, 2017	December 31, 2016
RTC	Consolidated	100.0%	100.0%
Vodafone Ukraine	Consolidated	100.0%	100.0%
MTS Turkmenistan (Note 29)	Consolidated	100.0%	100.0%
Sibintertelecom	Consolidated	100.0%	100.0%
NVision Group	Consolidated	100.0%	100.0%
Sitronics Telecom Solutions	Consolidated	100.0%	100.0%
NVision Czech Republic	Consolidated	100.0%	100.0%
Sputnikovoe TV	Consolidated	100.0%	100.0%
Stream	Consolidated	100.0%	100.0%
Dega	Consolidated	100.0%	100.0%
Stream Digital(1)	Consolidated	100.0%	100.0%
MTS Energo	Consolidated	100.0%	—
Bashkortostan Cellular Communications (BCC)	Consolidated	100.0%	—
Praliss Enterprises Limited	Consolidated	100.0%	—
Metro-Telecom	Consolidated	95.0%	95.0%
MGTS Group	Consolidated	94.7%	94.7%
MTS Armenia	Consolidated	80.0%	80.0%
Navigation Information Systems Group	Consolidated	77.7%	77.7%
Oblachny Retail LLC	Consolidated	50.8%	—
MTS International Funding Limited(2) ("MTS International")	Consolidated	SE	SE
MTS Belarus	Equity	49.0%	49.0%
Sistema Capital	Equity	30.0%	—
MTS Bank	Equity	26.6%	26.6%
Zifrovoe TV	Equity	20.0%	20.0%
OZON Holdings Limited	Equity	11.2%	10.8%

(1)	A wholly-owned subsidiary, through which the Group currently repurchases its own shares.
(2)

A company organized and existing as a private limited company under the laws of Ireland. The Group does not have any equity in MTS International. It was established for the purpose of raising capital through the issuance of debt securities on the Irish Stock Exchange followed by transferring the proceeds through a loan facility to the Group. In 2010 and 2013, MTS International issued $750 million 8.625% notes due in 2020 and $500 million 5.0% notes due in 2023, respectively (Note 15). The notes are guaranteed by MTS PJSC in the event of default. MTS International does not perform any other activities except those required for notes servicing. The Group bears all costs incurred by MTS International in connection with the notes' maintenance activities. Accordingly, the Group concluded that it exercises control over the entity.

Acquisitions from entities under common control

        Acquisitions from entities under common control—Business combinations arising from transfers of interests in entities that are under common control with the Group are consolidated prospectively starting from the date, the control over those entities is passed to the Group. The assets and liabilities acquired are recognized at the carrying values recorded previously in the counterparty's financial statements with the resulting gain or loss recognized directly in equity.

Functional currency translation methodology

        Functional currency translation methodology—As of December 31, 2017, the functional currencies of Group entities were as follows:

•	For entities incorporated in the Russian Federation, Dega and MTS International—the Russian Ruble ("RUB");
•	For Vodafone Ukraine—the Ukrainian Hryvna;
•	For MTS Armenia—the Armenian Dram;
•	For MTS Turkmenistan—the Turkmenian Manat;
•	For MTS Belarus—the Belorussian Ruble;
•	For NVision Czech Republic—the Czech Crown.

        Foreign-currency transactions are translated into the functional currency at the exchange rates at the dates of the transactions. At the reporting date, monetary items denominated in foreign currencies are translated at the closing rate, whereas non-monetary items are stated at the exchange rate at the date of their recognition. Exchange rate differences are recognized in profit or loss.

        For entities whose records are maintained in their functional currency, which is other than the reporting currency, all year-end assets and liabilities have been translated into U.S. Dollars ("USD") at the period-end exchange rate set by local central banks. Subsequently, U.S. Dollars balances have been translated into Russian Rubles at the period-end exchange rate set by the Central Bank of Russia. Revenues and expenses have been translated at the average exchange rate for the period using cross-currency exchange rate via U.S. Dollar as described above. Translation differences resulting from the use of these rates are reported as a component of other comprehensive income.

Management estimates

        Management estimates—The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Significant estimates include allowance for doubtful accounts and inventory obsolescence, the valuation of assets acquired and liabilities assumed in business combinations, the recoverability of investments and the valuation of goodwill, property, plant and equipment and intangible assets, liability under put option agreement, certain provisions and financial instruments.

Property, plant and equipment

        Property, plant and equipment—Property, plant and equipment, including improvements, are stated at cost. Property, plant and equipment with a useful life of more than one year is capitalized at historical cost and depreciated on a straight-line basis over its expected useful life, as follows:

Network and base station equipment:
Network infrastructure	5 - 44 years
Other	1.5 - 21 years
Land and buildings:
Buildings	20 - 150 years
Leasehold improvements	the term of the lease
Office equipment, vehicles and other:
Office equipment	3 - 21 years
Vehicles	2 - 7 years
Other	2 - 25 years

        The estimated useful lives and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

        The gain or loss arising on the disposal of an item of property, plant and equipment is determined as the difference between any sale proceeds and the carrying amount of the asset and is recognised in the consolidated statement of profit or loss.

        Construction in progress and equipment held for installation is not depreciated until the constructed or installed asset is ready for its intended use. Maintenance and repair costs are expensed as incurred, while upgrades and improvements are capitalized.

Borrowing costs

        Borrowing costs—Borrowing costs directly attributable to the acquisition, construction or production of a qualifying asset during the construction phase that necessarily takes a substantial period of time are capitalized as part of property, plant and equipment until the asset is substantially ready for its intended use. The Group considers a construction period of more than six months to be substantial.

Other intangible assets

       Other intangible assets—Other intangible assets primarily consist of billing, telecommunication, accounting and office software as well as numbering capacity, customer base and licenses. These assets are assets with finite useful lives. They are initially recognized at cost and amortized on a straight-line basis over their estimated useful lives.

Goodwill

        Goodwill—Goodwill represents an excess of consideration transferred plus the fair value of any non-controlling interest ("NCI") in the acquiree at the acquisition date over the fair values of the identifiable net assets of the acquired entity. Goodwill is not amortized, but is tested for impairment based on the recoverable amount of the cash-generating unit ("CGU") to which the goodwill is allocated. The impairment test is carried out on a regular basis at the end of each financial year, as well as whenever there are indications that the carrying amount of the CGU unit is impaired. For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each of the CGU units that are expected to benefit from the synergies of the combination. If the carrying amount of the CGU unit to which goodwill is allocated exceeds its recoverable amount, goodwill allocated to this CGU must be reduced. Impairment losses for goodwill must not be reversed. If the impairment loss recognized for the CGU exceeds the carrying amount of the allocated goodwill, the additional amount of the impairment loss is recognized through the pro-rata reduction of the carrying amounts of the assets allocated to the CGU.

Impairments of intangible assets and property, plant and equipment

       Impairments of intangible assets and property, plant and equipment—Impairments are identified by comparing the carrying amount with the recoverable amount. If no future cash flows generated independently of other assets can be allocated to individual assets, recoverability is assessed on the basis of the CGU to which the assets can be allocated. At each reporting date, the Group assesses whether there is any indication that an asset may be impaired. If any such indication exists, the recoverable amount of the asset or CGU must be determined. In addition, at the end of each period the Group assesses whether there is any indication that an impairment loss recognized in prior periods for an asset other than goodwill no longer exists or may be decreased. If the impairment loss is reversed, the carrying amount of the asset (or a CGU) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or CGU) in prior years.

Assets and disposal groups held for sale

        Assets and disposal groups held for sale—The Group classifies assets and disposal groups as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is met only when the assets (or disposal group) are available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets (or disposal groups) and their sale is highly probable to occur within a year. Held for sale assets and disposal groups are measured at the lower of carrying amount or fair value less cost to sell.

Inventories and spare parts

       Inventories and spare parts—Inventories are stated at the lower of cost or net realizable value. Inventory cost is determined using the weighted average cost method. Handsets and accessories held for sale are expensed when sold. The Group regularly assesses its inventories for obsolete and slow-moving stock.

Value-added tax ("VAT")

       Value-added tax ("VAT")—Value-added tax related to sales is payable to the tax authorities on an accrual basis based upon invoices issued to the customer. VAT incurred for purchases may be reclaimed from the state, subject to certain restrictions, against VAT related to sales.

Income taxes

        Income taxes—Income taxes of the Group's Russia-incorporated entities have been computed in accordance with Russian legislation and are based on the taxable profit for the period. The corporate income tax rate in Russia is 20%. The withholding tax rate on dividends paid within Russia is 13%. The foreign subsidiaries of the Group are paying withholding taxes in their respective jurisdictions. Deferred tax assets and liabilities are recognized for temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases of assets and liabilities that will result in future taxable or deductible amounts. The deferred tax assets and liabilities are measured using the enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

Financial instruments

        Financial instruments—A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity. Financial assets include, in particular, cash and cash equivalents, trade and other receivables, investments (mainly deposits with original maturity of more than three months, originated loans and notes, as well as debt securities) and derivative financial assets. Financial liabilities generally substantiate claims for repayment in cash or another financial asset. In particular, this includes bonds, trade and other payables, bank loans, finance lease obligations and derivative financial liabilities. Financial instruments are recognized as soon as the Group becomes a party to the contractual regulations of the financial instrument.

        Financial assets and financial liabilities are recognized initially at fair value plus transaction costs that are directly attributable to the acquisition or issue of the financial asset or financial liability, except for a financial asset or liability accounted for at fair value through profit or loss, in which case transaction costs are expensed. Subsequently they are measured either at amortized cost or fair value depending on classification of those assets and liabilities based on their purpose. Financial assets can be classified as 1) financial assets at fair value through profit or loss; 2) held-to-maturity investments; 3) available for sale financial assets; 4) loans and receivables. Financial liabilities can be classified as 1) financial liabilities at fair value or 2) other financial liabilities.

Cash and cash equivalents

       Cash and cash equivalents—Cash and cash equivalents represent cash on hand and in bank accounts, as well as short-term bank deposits, which have original maturities of less than three months. Such investments are measured at amortized cost.

Trade and other receivables	Trade and other receivables—Trade and other receivables are stated at their nominal value as reduced by appropriate allowance for doubtful accounts.
Allowance for doubtful accounts

       Allowance for doubtful accounts—The Group provides an allowance for doubtful accounts based on management's periodic review with respect to the recoverability of trade receivables, advances given, loans and other receivables. Such allowance reflects specific cases, collection trends or estimates based on evidence of collectability.

Short-term investments

       Short-term investments—Short-term investments mainly represent investments in loans, time deposits, which have original maturities in excess of three months and are repayable in less than twelve months, as well as investment in debt securities. Investment in debt securities are classified as financial assets at fair value through profit or loss, if they held for trading, otherwise they are classified as available for sale with unrealized gains and losses recorded as part of other comprehensive income. Deposits and loans are carried at amortized cost.

Other investments

        Other investments—Other investments consist primarily of long-term deposits, which are repayable in more than a year, loans, notes and equity holdings in private companies. Deposits, loans and notes not quoted in active market are classified as loans and receivables and carried at amortized cost. The notes quoted in active market are classified based on Group's intention and ability to hold these notes to maturity either as held to maturity or available for sale. The Group reviews these investments for indicators of impairment on a regular basis.

Trade payables and other non-derivative financial liabilities	Trade payables and other non-derivative financial liabilities are measured at amortized cost.
Hedging activities

        Hedging activities—The Group uses derivative instruments, including interest rate and foreign currency swaps, to manage foreign currency and interest rate risk exposures. The Group measures derivatives at fair value and recognizes them as either other current or other non-current financials assets or liabilities in the consolidated statement of financial position. Cash flows from derivatives are classified according to their nature. The Group reviews related fair value hierarchy classifications on a quarterly basis. The fair value measurement of the Group's derivative instruments is based on the observable yield curves for similar instruments.

        The Group designates derivatives as either fair value hedges or cash flow hedges in case the required criteria are met.

        Fair value hedges—Changes in the fair value of derivatives that are designated and qualified as fair value hedges are recognized in profit or loss immediately together with any changes in the fair value of the hedged asset or liability that are attributed to the hedged risk.

        Cash flow hedges—The effective portion of changes in the fair value of derivatives that are designated and qualified as cash flow hedges are recognized in other comprehensive income.

        The gain or loss relating to the ineffective portion is recognized immediately in profit or loss. Gains or losses accumulated in other comprehensive income are immediately reclassified into consolidated statement of profit or loss when related hedged transactions affects earnings.

        For derivatives that do not meet the conditions for hedge accounting, gains and losses from changes in the fair value are recorded immediately in profit or loss.

        Assets and liabilities related to multiple derivative contracts with one counterparty are not offset by the Group.

Fair value of financial instruments

        Fair value of financial instruments—Fair value of financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

•	Level 1—Quoted prices in active markets for identical assets or liabilities;
•	Level 2—Observable inputs other than quoted prices in active markets for identical assets and liabilities;
•	Level 3—No observable pricing inputs in the market.

        Financial assets and financial liabilities are classified in the three-tier hierarchy based on the lowest level of input that is significant to the fair value measurements. The Group's assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Liability under put option agreement

        Liability under put option agreement—To optimize the structure of business acquisitions and to defer payment of the purchase price, the Group enters into put and call option agreements to acquire the remaining non-controlling stakes in newly acquired subsidiaries. Upon initial recognition, the commitment to purchase non-controlling interests is recognized as a financial liability for the present value of the redemption amount, which approximates its fair value. Subsequent changes in the value of the commitment are recognized in profit or loss for the reporting period.

Finance leases

       Finance leases—Leases are classified as finance whenever the terms of the lease transfer substantially all risks and rewards incidental to ownership of the leased asset to the Group. At the commencement of the lease term, the leased asset is measured at the lower of fair value or present value of the future minimum lease payments and is depreciated over the lease term. The corresponding liability is recognized in the consolidated statement of financial position within borrowings. The discount rate used in the calculating the present value of minimum lease payments is the interest rate implicit in the lease. If there is no interest rate in the lease, the Group's incremental borrowing rate is used.

Share-based payment programs

        Share-based payment programs—Equity-settled share-based payment transactions are measured at fair value on the grant date. The fair value of the obligation is recognized as personnel costs over the vesting period and offset against capital reserves. For cash-settled share-based payment transactions, the fair value of the obligation is newly determined at each reporting date and at the settlement date, and the changes in the fair value are recognized in profit or loss, until the liability is settled.

Retirement benefits

        Retirement benefits—MGTS, a subsidiary of the Group, has historically offered its employees certain benefits upon and after retirement, which form a defined benefit plan. The cost of providing benefits is determined using projected unit credit method with actuarial valuation being carried out at the end of each reporting period.

Provisions

        Provisions—Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of past event, it is probable that the Group will be required to settle that obligation and a reliable estimate can be made of the amount of the obligation. Provisions are measured at managements' best estimate of the expenditure required to settle the obligation at the reporting date and are discounted to present value where the effect is material. The main provisions the Group holds are in relation to employees' bonuses and other rewards, decommissioning and restoration obligation, tax provisions as well as legal claims.

Provision for decommissioning and restoration

       Provision for decommissioning and restoration—The Group calculates a provision for decommissioning and restoration when the Group has a legal or constructive obligation in connection with the retirement of tangible long-lived assets. The Group's obligations relate primarily to the cost of removing its equipment from sites. The Group records the present value of provision for decommissioning and restoration as non-current provisions in the consolidated statement of financial position.

Subscriber prepayments

       Subscriber prepayments—The Group requires the majority of its customers to pay in advance for telecommunications services. All amounts received in advance of services provided are recorded as a subscriber prepayment liability and are not recognized as revenues until the related services have been provided to the subscriber.

Treasury stock	Treasury stock—Shares of common stock repurchased by the Group are recorded at cost as treasury stock and reduce the shareholders' equity in the Group's consolidated financial statements.
Revenue recognition

        Revenue recognition—Revenue includes all revenues from the ordinary business activities of the Group. Revenues are measured at the fair value of the consideration received or receivable and recorded net of value-added tax. The Group recognizes revenue when the amount of revenue and related costs can be measured reliably; when it is probable that future economic benefit will flow to the Group; and when specific criteria have been met, as described below.

        Revenues derived from wireless, local telephone, long distance, data and video services are recognized when services are provided. This is based upon either usage (minutes of traffic processed, volume of data transmitted) or period of time (monthly subscription fees).

        Content revenue is presented net of related costs when the Group acts as an agent of the content providers while gross revenue and related costs are recorded when the Group acts as a primary obligor in the arrangement.

        Upfront fees received for connection of new subscribers, installation and activation of wireless, wireline and data transmission services ("connection fees") are deferred and recognized over the estimated average subscriber life, as follows:

Mobile subscribers	7 months - 9 years
Residential wireline voice phone subscribers	15 years
Other fixed line subscribers	3 - 5 years

        The Group calculates an average life of mobile subscribers for each region in which it operates and amortizes connection fees based on the average life specific to that region.

Customer incentives

       Customer incentives—Incentives provided to customers are usually offered on signing a new contract or as part of a promotional offering. Incentives, representing the reduction of the selling price of the service (free minutes and discounts) are recorded in the period to which they relate, when the respective revenue is recognized, as a reduction to both trade receivables and service revenue.

        The Group regularly provides special incentives to its retail customers. Generally the Group sells mobile devices of worldwide known brands with an offer of free telecommunication services for a time period from one to twelve months. Such arrangements with a customer provide for two deliverables—a mobile device delivered immediately and mobile services to be consumed in the future. The consideration received from a customer is allocated between the deliverables based on their standalone value on the market. Revenue on the devices sales is recognized at the moment of their sale, and the revenue on provision of free telecommunication services is deferred and recognized upon consumption by a subscriber.

Roaming discounts

       Roaming discounts—The Group enters into roaming discount agreements with a number of wireless operators. According to the terms of the agreements the Group is obliged to provide and entitled to receive a discount that is generally dependent on the volume of inter operator roaming traffic. The Group uses various estimates and assumptions, based on historical data and adjusted for known changes, to determine the amount of discount to be received or granted. Such estimates are adjusted monthly to reflect newly-available information.

        The Group accounts for discounts received as a reduction of roaming expenses and rebates granted as reduction of roaming revenue. The Group considers terms of the various roaming discount agreements in order to determine the appropriate presentation of the amounts receivable from and payable to its roaming partners in its consolidated statement of financial position.

Sales and marketing expenses

        Sales and marketing expenses—Sales and marketing expenses consist primarily of dealers' commissions and advertising costs. Dealers' commissions are linked to revenues received during the six-month period from the date a new subscriber is activated by a dealer. The Group expenses these costs as incurred.

Netting

        Netting—The Group offsets its financial assets and financial liabilities only if it has a legally enforceable right to set off the recognized amounts and intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.